UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 30, 2007 (October 2, 2006)

DRS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08533	13-2632319
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054

(Address of principal executive offices)

(973) 898-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

On October 2, 2006, the Company implemented a new organizational operating structure that realigned its previously existing three operating segments, the Command, Control, Communications, Computer and Intelligence Group, the Surveillance & Reconnaissance Group and the Sustainment Systems & Services Group, into four operating segments. The four operating segments are the Command, Control, Communications, Computers and Intelligence (C4I) Segment, the Reconnaissance, Surveillance & Target Acquisition (RSTA) Segment, the Sustainment Systems (SS) Segment and the Technical Services (TS) Segment.  All other operations, primarily our Corporate Headquarters, are grouped in Other.

Exhibit 99.1 presents certain unaudited prior-period operating segment data reclassified to reflect the new operating segment structure in effect as of October 2, 2006.

The information being furnished in this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following is included as an exhibit to this report:

Exhibit No.	Description
99.1	DRS Technologies, Inc. Reclassified (Unaudited) Segment Data for Fiscal Years Ended March 31, 2005 and 2006 and Quarters Ended June 30, 2005 and 2006 and September 30, 2005 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRS TECHNOLOGIES, INC.

Date: January 30, 2007	By:	/s/ Richard A. Schneider
		Name:	Richard A. Schneider
		Title:	Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	DRS Technologies, Inc. Reclassified (Unaudited) Segment Data for Fiscal Years Ended March 31, 2005 and 2006 and Quarters Ended June 30, 2005 and 2006 and September 30, 2005 and 2006.